U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2008

DNC MULTIMEDIA CORPORATION
(Exact name of registrant as specified in charter)

Georgia	000-31763	58-2466623
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11050 Regal Forest Drive, Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:      770-476-7903

Planetlink Communications, Inc
 (Former name )

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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As used in this report, the terms "we", “us", “our", “our company" or "DCNM" refer to DnC Multimedia Corporation, a Georgia corporation.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

On February 1, 2008, DnC Multimedia Corporation (the "Registrant"), herewith files Korean audited financial statements for the years ended December 31, 2006 and 2005, from DnC Tech., Inc., a Korean entity and the predecessor entity to our subsidiary, DnC Multimedia, Inc.

(d)	Exhibits.

99.1	Financial Statements of DnC Tech., Inc. for the years ended December 31, 2006 and 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 5, 2008

DnC Multimedia Corporation

By:	/s/ Robert Lott
Name: Robert Lott
Title: Chief Executive Officer

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